Commitments	12 Months Ended
Jan. 31, 2015
Commitments Disclosure [Abstract]
Commitments disclosure
Commitments
The Company has long-term leases for stores and equipment. Rentals (including amounts applicable to taxes, insurance, maintenance, other operating expenses and contingent rentals) under operating leases and other short-term rental arrangements were $2.8 billion in both fiscal 2015 and 2014 and $2.6 billion in fiscal 2013.
Aggregate minimum annual rentals at January 31, 2015, under non-cancelable leases are as follows:

(Amounts in millions)
Fiscal Year	Operating Leases	Capital Leases
2016	$1,759	$504
2017	1,615	476
2018	1,482	444
2019	1,354	408
2020	1,236	370
Thereafter	10,464	3,252
Total minimum rentals	$17,910	$5,454
Less estimated executory costs		49
Net minimum lease payments		5,405
Less imputed interest		2,512
Present value of minimum lease payments		$2,893

Certain of the Company's leases provide for the payment of contingent rentals based on a percentage of sales. Such contingent rentals were not material for fiscal 2015, 2014 and 2013. Substantially all of the Company's store leases have renewal options, some of which may trigger an escalation in rentals.
The Company has future lease commitments for land and buildings for approximately 282 future locations. These lease commitments have lease terms ranging from 1 to 30 years and provide for certain minimum rentals. If executed, payments under operating leases would increase by $58 million for fiscal 2016, based on current cost estimates.
In connection with certain long-term debt issuances, the Company could be liable for early termination payments if certain unlikely events were to occur. At January 31, 2015, the aggregate termination payment would have been $64 million. The arrangement pursuant to which this payment could be made will expire in fiscal 2019.